REGISTRATION AGREEMENT


         REGISTRATION AGREEMENT dated as of January 1, 1997, among ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Company"); KENNETH R. BARBEE and JEFFERY M. GORDON together referred to as the "Holders.")

                                   WITNESSETH

         The Company acquired all of the shares of capital stock of Creative Marketing and Promotions, Inc., a North Carolina corporation ("CMP") under the terms of an Exchange Agreement of even date. The consideration for the capital stock of CMP included 285,714 shares of Company's Common Stock (the "Shares"). The Shares are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended. As a result, there are substantial restrictions on the ability of the Holders to sell the Shares in the absence of registration under the Securities Act of 1933 and applicable state securities laws. In order to enable the Holders to sell all or a portion of the Shares, the Company has agreed to the terms of this Agreement.

         NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.       REGISTRATION

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Blackout Period" means any period (A) beginning on the date on which the Company notifies the Holders (as defined below) that
(i) the Board of Directors of the Company, in its good faith judgment, has determined that there are material developments with respect to the Company such that it would be seriously detrimental to the Company and its shareholders to utilize a registration statement pursuant to Sections 1.2 or 1.3 below; (ii) the Board of Directors of the Company, in its good faith judgment, has determined that financial statements with respect to the Company, which may be required to utilize a registration statement pursuant to Sections 1.2 or 1.3 below, are unavailable; or (iii) the Company has notified the Holders that it intends to file a registration statement for a Subsequent Financing within 30 days of the mailing of such notice in accordance with Section 2.3 hereof, and (B) ending on the date (1) with respect to clause (i) above, as soon as practicable but not more than 30 days after the date on which the Company notifies the Holders of the Board of Directors' determination; (2) with respect to clause (ii) above, as soon as financial statements sufficient to permit Company to file or permit the utilization of a registration statement under the Act have become available; and
(3) with respect to clause (iii) above, 90 days after the effective date of the registration statement for the Subsequent Financing.

                  (c) The term "Holders" means those persons owning or having the right to acquire Registrable Securities (as defined below).

                  (d) The term "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. When more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Security" shall refer to (i) the Shares, and (ii) any shares of Common Stock or other securities of the Company that may subsequently be issued or issuable with respect to the Shares as a result of a stock split or dividend or any sale, transfer, assignment, or other transaction by the Company or a Holder involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization, or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Act or sold to the public through a broker, dealer, or market-maker in compliance with Rule 144 under the Act.

                  (g)      "SEC" means the Securities and Exchange Commission.

                  (h) The term "Subsequent Financing" means an offering of the Company's Common Stock or other securities convertible or exercisable into shares of the Company's Common Stock within 36 months after the date of this Agreement.

         1.2      Mandatory Registration.

                  (a) Not later than 30 days after the date of this Agreement, the Company shall file a registration statement under the Act with the SEC, and under any applicable state securities laws, covering the Shares and shall use its best efforts to cause the registration statement to become effective as soon as practicable and to remain effective for a period of three years after the date of this Agreement.

                  (b) The Company may include Additional Shares of Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.2.

         1.3      Piggy-Back Registration Rights.

                  (a) Except as provided in Section 1.3(e), if at any time the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act on Form S-1, S-2, or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.3, such Holder shall so advise the Company in writing within 15 days after the date of mailing of such notice from the Company. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is

                           (i) a registration of stock options, stock purchases,
or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, on Form S-8 or other comparable form then in effect; or

                           (ii) a  registration  of  securities  proposed  to be
issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

                  (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 1.3 is to be underwritten, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15-day period provided for in
Section 1.3(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

                           (i) no  reduction  shall  be  made in the  number  of
shares of capital stock or other securities to be registered for the account of the Company or on behalf of any of its securityholders that have the right to require the Company to initiate a registration of such securities; and

                           (ii) the number of  Registrable  Securities and other
securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

                  (c) The Company shall, in its sole discretion, select the underwriter or underwriters, if any, that are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.3.

                  (d) At such time that the Company intends to effect a Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as a Subsequent Financing. Except to the extent that the Company, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this Section 1.3 in any Subsequent Financing.

                  (e) The right to registration provided in this Section 1.3 is in addition to and not in lieu of the demand registration rights provided in
Section 1.2. The provisions of this Section 1.3 shall not apply, however, to any Holders requesting registration pursuant to this Section 1.3 that are or may be free, at the time, to sell within the next 90-day period all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) under the Act.

         1.4 Obligations of the Company.  Whenever required under Section 1.2 or
Section 1.3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to
Section 1.3 hereof, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is reasonably required to dispose of all securities covered by such registration statement.

                  (b) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                  (c) Prepare and file with the SEC, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (d) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions, or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

                  (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, together with each Holder participating in such underwritten offering, as provided in Section 1.5(c).

                  (h) Prepare and promptly file with the SEC, and promptly notify such Holders of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

                  (j) If any of the Registrable Securities are then listed on any securities exchange or the Nasdaq Stock Market, the Company will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

         1.5 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

                  (b) Notify the Company, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (c) In the event of any underwritten public offering, each Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

         1.6 Expenses of Mandatory Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings, or qualifications pursuant to Section 1.2 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on Nasdaq, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, and fees and disbursements of counsel for the Company.

         1.7 Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on Nasdaq, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, and fees disbursements of counsel for the Company.

         1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company has furnished such person with a sufficient number of copies of the same.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, and each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

                  (c) Promptly after receipt by an indemnified  party under this
Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                  (d) The indemnification provided by this Section 1.8 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

         1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (c) furnish to any Holder, as long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

         1.10 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

         1.11 Remedies. The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties hereto therefore agree that any party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.       MISCELLANEOUS

         2.1 Notification for Benefit of Holders. In the event that (i) the Company is actively pursuing the preparation and filing of a registration statement for an underwritten offering in which it may be possible for the Holders to participate pursuant to Section 1.3 of this Agreement, and (ii) the Holders are not actively pursuing an offering or selling Registrable Securities pursuant to an offering at that time, the Company shall promptly notify the Holders of such activity. Upon receipt of such notice, the Holders shall cease any sales of Registrable Securities pursuant to any registration statement or otherwise until the earlier of (a) 90 days after receipt of such notice; (b) two trading days after the Company files such registration statement or publicly announces its intention to file such registration statement (subject to the restrictions on any such sales provided for elsewhere in this Agreement); or (c) the Company notifies the Holder that it no longer is actively pursuing such underwritten offering. The Company shall promptly notify the Holders of any changes in its plans for or active pursuit of such underwritten offering.

         2.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the state of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

         2.3 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, upon receipt of a facsimile transmission, or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                  (a)      If to the Company:

                           2401 West First Street
                           Phoenix, Arizona  85281
                           Attention:  Fred W. Wagenhals
                           Phone:  (602) 517-3710
                           Facsimile:  (602) 967-1403

                           with a copy given in the manner
                           prescribed above, to:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears, P.A.
                           One East Camelback Road
                           Phoenix, Arizona  85012
                           Attention:  Robert S. Kant, Esq.
                           Phone:  (602) 263-2606
                           Facsimile:  (602) 263-2900

                  (b)      If to any Holder:

                           2835 Armentrout Drive
                           Concord, North Carolina  28205
                           Attention:  Kenneth R. Barbee
                           Phone:  (704) 784-2700
                           Facsimile:  (704) 784-2707
                           with a copy given in the manner
                           prescribed above, to:

                           Robinson, Bradshaw & Hinson, P.A.
                           101 North Tryon Street, Suite 1900
                           Charlotte, North Carolina  28246-1900
                           Attention:  Stokley G. Caldwell, Jr., Esq.
                           Phone:  (704) 377-8332
                           Facsimile:  (704) 378-4000

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto in conformity with the provisions of this paragraph for the giving of notice.

         2.4 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

         2.5 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         2.6 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         2.7 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         2.8 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         2.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

         2.10 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         2.11 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays, and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday, or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday, or holiday.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.


                                       ACTION PERFORMANCE COMPANIES, INC.



                                       By:______________________________________

                                       Its:_____________________________________




                                       -----------------------------------------
                                       Kenneth R. Barbee


                                       -----------------------------------------
                                       Jeffery M. Gordon
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